UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entrance into Material Definitive Agreement

The Exchange

On May 3, 2024, the Company entered into a Securities Purchase Agreement (the “SPA”) with CRG Partners III L.P., CRG Partners III - Parallel Fund “A” L.P., CRG Partners III (Cayman) Unlev AIV I L.P., CRG Partners III (Cayman) Lev AIV I L.P. and CRG Partners III Parallel Fund “B” (Cayman) L.P. (collectively in such capacity, the “Lenders” or the “Purchasers”) pursuant to which the Company issued to the Lenders in a private placement offering 4,748,335 shares (the “Shares”) of the Company’s common stock in exchange for the Lenders surrendering for cancellation $15.0 million of outstanding loans (the “Exchange”) under that certain Term Loan Agreement, dated as of December 30, 2016, by and among the Company, CRG Servicing LLC, as administrative agent and collateral agent, and the lenders named therein (as amended from time to time to date, the “Loan Agreement”).

Consent to Term Loan Agreement

On May 3, 2024, the Company entered into the Consent and Amendment No. 11 to Term Loan Agreement (“Consent No. 11”) to the Loan Agreement. Consent No. 11 provides for, among other things, (i) the consent of the Administrative Agent and the Lenders (who constitute all of the lenders under the Loan Agreement) to the Exchange and (ii) an amendment to the “Change of Control” definition to allow the Lenders or their affiliates to acquire a majority of shares in the Company without causing a Change of Control under the Loan Agreement.

The foregoing summary of the SPA and Consent do not purport to be complete and are qualified in its entirety by the full text of the SPA and Consent, copies of which is filed as Exhibits 10.1 and 10.2 to this report.

Item 2.02	Results of Operations and Financial Condition

On May 6, 2024, the Company issued a press release announcing its financial results for its fiscal quarter ended March 31, 2024, and held a conference call to discuss those results. A copy of the Company’s press release and a copy of the transcript of the conference call are furnished with this report as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure included in Item 1.01 of this report is incorporated under this Item by reference.

Each of the Purchasers is an “accredited investor” and the offer and sale of the shares of Common Stock and was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. We relied on exemptions from the registration requirements of the Securities Act by virtue of Section 3(a)(9) and Section 4(a)(2) thereof. Each Purchaser represented that it was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 8.01	Other Events

On May 6, 2024, the Company reported the following operational and clinical updates:

•	Executed contracts for 8 T2Dx® Instruments during the first quarter, including 5 T2Dx Instruments from outside the U.S. and 3 T2Dx Instruments from the U.S.

•	Extended multi-year capital equipment supplier agreement with Vizient, Inc., the largest member-driven health care performance improvement company in the U.S., through March 31, 2025.

•	Received FDA 510(k) clearance for the expanded T2Bacteria Panel to include the detection of Acinetobacter baumannii.

•	Advanced discussions with potential LDT partners to initiate commercialization the T2Lyme Panel in the third quarter of 2024 as a laboratory developed test (LDT).

•	Submitted a 510(k) premarket notification to the U.S. FDA to expand the use of the T2Candida Panel to include pediatric testing.

•	Advanced the T2Resistance Panel toward U.S. FDA 510(k) submission, expected to occur during the third quarter of 2024.

•	Engaged Dr. Robin Robinson, former Director of BARDA and former Deputy Assistant Secretary for ASPR, as a strategic advisor to aid in commercialization of the T2Biothreat Panel.

•

Prospective two-center clinical trial data comparing theReal-world use of the T2Resistnace Panel in the EU T2Resistance Panel to blood culture and conventional microbiological methods was published in the Journal of Clinical Microbiology, demonstrated the T2Resistance Panel’s high sensitivity and specificity, reductions in the time to detection of resistance by approximately 90% compared to standard methodology and positive impacts to clinical decisions for antimicrobial therapy.

•

New data presented at the ECCMID 2024 conference found improved patient outcomes with T2Candida compared to conventional blood culture testing and the ability for T2Bacteria to detect persistent S. aureus infections better than blood culture.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated May 3, 2024 by and between the Company and the Lenders party thereto

10.2	Consent and Amendment No. 11 to Term Loan Agreement, dated May 3, 2024 by and between the Company and the Lenders party thereto

99.1	Press Release issued May 6, 2024

99.2	Transcript of conference call held on May 6, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer